Table of Contents
      USAA Family of Funds                                              1
      Message from the President                                        2
      Investment Review                                                 4
      Message from the Managers                                         5
      Financial Information:
         Distributions to Shareholders                                  9
         Independent Auditors' Report                                  10
         Portfolio of Investments                                      11
         Notes to Portfolio of Investments                             20
         Statement of Assets and Liabilities                           21
         Statement of Operations                                       22
         Statements of Changes in Net Assets                           23
         Notes to Financial Statements                                 24








Important Information

Through our ongoing efforts to reduce expenses and respond to shareholder requests, your annual and semiannual report mailings are "streamlined." One copy of each report is sent to each address, rather than to every registered owner. For many shareholders and their families, this eliminates duplicate copies, saving paper and postage costs to the Fund.

If you are the primary shareholder on at least one account, prefer not to participate in streamlining, and would like to continue receiving one report per registered account owner, you may request this in writing to:

    USAA Investment Management Company
    Attn: Report Mail
    9800 Fredericksburg Road
    San Antonio, TX 78284-8916

or phone a Mutual Fund Representative at 1-800-531-8448 during business hours.

This report is for the information of the shareholders and others who have received a copy of the currently effective prospectus of the USAA Aggressive Growth Fund, managed by USAA Investment Management Company (IMCO). It may be used as sales literature only when preceded or accompanied by a current prospectus which gives further details about the Fund.

USAA with the eagle is registered in the U.S. Patent & Trademark Office. (Copyright) 1999, USAA. All rights reserved.








                     USAA Family of Funds Summary


    Fund                                                              Minimum
  Type/Name                                 Volatility               Investment
--------------------------------------------------------------------------------
CAPITAL APPRECIATION
--------------------------------------------------------------------------------
 Aggressive Growth                       Very high                     $3,000
 Emerging Markets                        Very high                     $3,000
 First Start Growth                      Moderate to high              $3,000
 Gold                                    Very high                     $3,000
 Growth                                  Moderate to high              $3,000
 Growth & Income                         Moderate                      $3,000
 International                           Moderate to high              $3,000
 S&P 500(Registered Trademark) Index     Moderate                      $3,000
 Science & Technology                    Very high                     $3,000
 Small Cap Stock                         Very high                     $3,000
 World Growth                            Moderate to high              $3,000
--------------------------------------------------------------------------------
ASSET ALLOCATION
--------------------------------------------------------------------------------
 Balanced Strategy                       Moderate                      $3,000
 Cornerstone Strategy                    Moderate                      $3,000
 Growth and Tax Strategy                 Moderate                      $3,000
 Growth Strategy                         Moderate to high              $3,000
 Income Strategy                         Low to moderate               $3,000
--------------------------------------------------------------------------------
INCOME - TAXABLE
--------------------------------------------------------------------------------
 GNMA                                    Low to moderate               $3,000
 High-Yield
  Opportunities                          High                          $3,000
 Income                                  Moderate                      $3,000
 Income Stock                            Moderate                      $3,000
 Intermediate-Term
  Bond                                   Low to moderate               $3,000
 Short-Term Bond                         Low                           $3,000
--------------------------------------------------------------------------------
INCOME - TAX EXEMPT
--------------------------------------------------------------------------------
 Long-Term                               Moderate                      $3,000
 Intermediate-Term                       Low to moderate               $3,000
 Short-Term                              Low                           $3,000
 State Bond Income                       Moderate                      $3,000
--------------------------------------------------------------------------------
MONEY MARKET
--------------------------------------------------------------------------------
 Money Market                            Very low                      $3,000
 Tax Exempt
  Money Market                           Very low                      $3,000
 Treasury Money
  Market Trust                           Very low                      $3,000
 State Money Market                      Very low                      $3,000
--------------------------------------------------------------------------------


Foreign investing is subject to additional risks, which are discussed in the funds' prospectuses.

S&P 500(Registered Trademark) is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use. The Product is not sponsored, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Product.

Some income may be subject to state or local taxes or the federal alternative minimum tax.

An investment in a money market fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund.

The Science & Technology Fund may be more volatile than a fund that diversifies across many industries.

The InveStart(Registered Trademark) program is available for investors without the $3,000 initial investment required to open an IMCO mutual fund account. A mutual fund account can be opened with no initial investment if you elect to have monthly automatic investments of at least $50 from a bank account. InveStart is not available on tax-exempt funds or the S&P 500 Index Fund. The minimum initial investment for IRAs is $250, except for the $2,000 minimum required for the S&P 500 Index Fund. IRAs are not available for tax-exempt funds. The Growth and Tax Strategy Fund is not available as an investment for your IRA because the majority of its income is tax exempt.

California, Florida, New York, Texas, and Virginia funds available to residents only.


Non-deposit investment products are not insured by the FDIC, are not deposits or other obligations of, or guaranteed by, USAA Federal Savings Bank, are subject to investment risks, and may lose value.

For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and operating expenses, please call 1-800-531-8181 for a prospectus. Read it carefully before you invest.








Message from the President

Year 2000 Readiness Disclosure


[Photograph of the President and Vice Chairman of the Board, Michael J. C. Roth, CFA, appears here]


As we rapidly approach the year 2000, an interesting market picture is emerging. Many of our shareholders have had questions about the "year 2000 problem," and we have spent a lot of time, energy, and money on it. We believe that we -- and your funds -- are in good shape because we have treated the problem seriously. We also believe that we -- and your funds -- are not alone in that effort. I always like to look at what the market tells us about such things.

Many dire predictions have been around for years now. Last summer, I asked some business associates for the names of some systems people at major financial firms to whom I could speak about Y2K. One of these was the head of the effort at a major credit card institution. He was more dire in his outlook than anyone else I spoke to. One prediction was, "By the second quarter of 1999, the federal government will intervene in the financial markets and the banking system because of the spreading panic." It is mid-September. The financial markets are choppy because Fed Chairman Greenspan keeps talking about inflation, but so far, no panic. Not even a hint. As for other predictions, we find that the Y2K problem is being taken very seriously by firms with which we do business or with whom we invest. We cannot assure that nothing will go wrong,but we are quite sure that these firms have made a serious effort to confront it, just as we have. As an added safeguard, we've developed, and continue to test, contingency plans designed to help ensure continuous service in the event of a Y2K problem.

Early January will be very interesting. I have cancelled all employee vacations from mid-December through mid-January. We will be here for you. Because our computers will be doing the normal year-end processing on Saturday, January 1, 2000, we probably won't be able to give you year-end figures for your accounts until sometime that afternoon. We plan to have some employees in from noon until 6 p.m. CST on New Year's Day, and Sunday, January 2, we will be in the office from 8 a.m. until 8 p.m. CST. With patience, because we expect heavy phone traffic in general, you should be able to reach us. We will also have our voice response system (VRS) and Web site up. There may be some problems, but I expect we will be able to wish you a "Happy New Year."

Sincerely,



Michael J.C. Roth, CFA
President and
Vice Chairman of the Board


For more complete information about the mutual funds managed and distributed by USAA Investment Management Company, including charges and operating expenses, please call for a prospectus. Read it carefully before investing.








Investment Review

USAA AGGRESSIVE GROWTH FUND

OBJECTIVE: Capital appreciation.

TYPES OF INVESTMENTS: Invests principally in equity securities of companies with the prospect of rapidly growing earnings.

--------------------------------------------------------------------------------
                                          7/31/98                7/31/99
================================================================================
  Net Assets                            $736.5 Million      $1,029.3 Million
  Net Asset Value Per Share               $31.62                 $38.23
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Average Annual Total Returns as of 7/31/99
================================================================================
         1 Year                     5 Years                   10 Years
         43.14%                     26.53%                     15.41%
--------------------------------------------------------------------------------


Total return equals income yield plus share price change and assumes reinvestment of all dividends and capital gains distributions. No adjustment has been made for taxes payable by shareholders on their reinvested income dividends and capital gains distributions. The performance data quoted represent past performance and are not an indication of future results. Investment return and principal value of an investment will fluctuate, and an investor's shares, when redeemed, may be worth more or less than their original cost.








                    CUMULATIVE PERFORMANCE COMPARISON

A chart in the form of a line graph appears here, illustrating the comparison of a $10,000 hypothetical investment in the USAA Aggressive Growth Fund, the Russell 2000 (Registered Trademark) Index, the S&P 500 Index, and the Lipper Small Cap Funds Average for the period of 07/31/89 through 07/31/99. The data points from the graph are as follows:


                  USAA
               Aggressive       Russell        S&P 500       Lipper Small Cap
              Growth Fund     2000 Index        Index         Funds Average
              -----------     ----------       -------       ----------------

07/31/89        $10,000        $10,000         $10,000            $10,000
01/31/90          8,938          8,917           9,667              9,260
07/31/90          9,743          9,477          10,647             10,357
01/31/91          9,769          8,579          10,476              9,833
07/31/91         11,743         10,397          12,002             11,825
01/31/92         14,303         12,421          12,848             14,382
07/31/92         12,047         11,905          13,535             13,252
01/31/93         13,662         14,065          14,206             15,802
07/31/93         13,060         14,697          14,714             16,313
01/31/94         14,977         16,680          16,031             18,607
07/31/94         12,923         15,375          15,472             16,960
01/31/95         14,159         15,678          16,116             17,830
07/31/95         19,382         19,215          19,505             22,353
01/31/96         21,790         20,374          22,339             23,628
07/31/96         23,483         20,543          22,734             24,771
01/31/97         26,652         24,235          28,221             28,927
07/31/97         28,180         27,403          34,581             32,536
01/31/98         27,651         28,614          35,812             33,224
07/31/98         29,281         28,036          41,257             33,303
01/31/99         37,310         28,710          47,455             33,925
07/31/99         41,914         30,114          49,592             36,148

Data from 7/31/89 through 7/31/99

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Aggressive Growth Fund to the S&P 500 Index, the broad-based Russell 2000(Registered Trademark) Index, and the Lipper Small Cap Funds Average. The S&P 500 Index is an unmanaged index representing the weighted average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest in the S&P 500 Index. The Russell 2000(Registered Trademark) is a widely recognized unmanaged small-cap index consisting of the 2,000 smallest companies within the Russell 3000(Registered Trademark) Index. The Lipper Small Cap Funds Average is an average of all the small-cap funds, as reported by Lipper Analytical Services, Inc., an independent organization that monitors the performance of mutual funds.








Message from the Managers


[Photograph of Portfolio Managers: Eric M. Efron, CFA (left) and John K. Cabell, Jr. CFA (right), appears here]


MARKET CONDITIONS
The stock market environment during the 12-month period ended July 31, 1999, did not vary meaningfully from the standard pattern of the past several years. For the most part, corporate earnings were good. Additionally, the outlook for economies around the world continued to be satisfactory in the aggregate, with the United States and Europe strong, but possibly decelerating some, and with Asia showing initial signs of a gradual recovery from its recent economic and financial crises. Prospects for an Asian recovery prompted some concern in the investment community about rising inflation and interest rates, particularly in June and July, and helped revive interest in cyclical stocks.

Although this blend of positives and negatives led to day-to-day volatility in stock prices, the pluses ultimately prevailed, with all major indices higher at the end of the period than at the beginning. The S&P 500, the Dow Jones, and the NASDAQ Composite -- all of which are large-cap centric -- with returns of 20.20%, 22.05%, and 40.92%, respectively. And once again, small-cap benchmarks, such as the Russell 2000 and the S&P SmallCap 600, brought up the rear, generating more modest returns of 7.41% and 4.85%, respectively. This shows investors' continuing preference for the liquidity and perceived safety of large-cap stocks over the better growth prospects and lower valuations of small-cap equities.


The S&P SmallCap 600 Index is an unmanaged index representing the weighted average performance of a group of 600 domestic stocks chosen for market size, liquidity, and industry group representation. It is not possible to invest directly in the S&P SmallCap 600 Index.


PERFORMANCE
For the 12 months ended July 31, 1999, the Fund had a total return of 43.14%. For the same time period, the Fund outperformed all the major market indices mentioned previously.


PORTFOLIO STRATEGY
We believe that change is central to existence and is inevitable. Whether it be life forms, civilizations, governments, social institutions, economic systems, or businesses, entities that embrace change are likely to succeed and thrive. Those that resist change are doomed to failure, at worst, and to extremely limited prospects, at best. With this in mind, we try to identify long-term social and economic trends that are in their early stages and are potentially powerful and pervasive. We then aggregate these trends into six overriding themes (the telecommunications revolution, new computing, new products and services, the drive for efficiency, changing lifestyles, and consolidation) and look to invest in companies that are in a good position to benefit from the changes that lie ahead.

In addition, we focus our investments on companies that are either growing rapidly or have the potential to do so. We believe that rapid growth is one of the best ways to build value over the long term. We are willing to pay premium valuations for the companies in which we invest because we feel that the premiums could be paid off handsomely over time. We are firm believers in the old adage that you get what you pay for.

Our investments tend to focus on small- to mid-cap companies because this is where most of the rapid growth and innovation we desire is to be found. Nevertheless, we will also invest in larger companies (Microsoft, Intel, Cisco, Dell Computers, Clear Channel Communications, and Infinity Broadcasting, for example) that possess the attributes we are looking for.

We have overweighted our investments in the technology and communications areas. The Internet (Network Solutions, Concentric Networks, and StarMedia Network) is rapidly transforming how we communicate, do business, and live. At the same time, old telecommunications monopolies worldwide are crumbling in the face of deregulation and competition, as new companies (Global Telesystems, Global Crossing, Qwest Communications, Level 3 Communications) arise to provide the Internet and other new services that customers demand. Almost as rapidly as these new companies are being established, companies within the industry are acquiring one another (Metromedia Fiber Networks/AboveNet Communications, VoiceStream Wireless/Omnipoint) to position themselves for dominance in the new telecommunications age. All of this is stimulating huge demand for the networking and data communications equipment (Cisco Systems, CIENA, Harmonic Lightwaves) that goes into the telecommunications infrastructure and for the semiconductors (Vitesse Semiconductor, Applied Micro Circuits, Triquint Semiconductor, MMC Networks) and other components (JDS Uniphase) that go into the equipment.

All the companies mentioned here are holdings or are recent sales in the Fund and fit within the six major themes mentioned earlier. Taken together with our other positions in the technology and communications areas, they contributed significantly to our strong relative performance during the 12 months ended July 31,1999. It is very tempting to further overweight our investments in these areas, but we refrain from doing so in order to limit risk. We also want to take advantage of opportunities in other promising industries such as retailing (Abercrombie & Fitch, 99 Cents Only Stores, Williams-Sonoma), biotechnology (IDEC Pharmaceuticals, Immunex), health care (Express Scripts), and financial services (Knight/Trimark Group).


OUTLOOK
On balance, conditions continue to look positive for investors. Worldwide economies, depending on locale, appear to be good or improving, but not at an explosive pace. The outlook for corporate earnings is encouraging. There are some concerns about inflation and interest rates, but they do not appear strong enough to offset the positives.

At the same time, stock valuations are very high by many conventional standards and are subject to sharp downdrafts in the face of any negative news. Moreover, from a geopolitical perspective, the world is not a pleasant place. Problems abound, such as the deepening political partisanship and disenchantment in the United States, chronic instability in Russia, the Yugoslav/Kosovo situation, the ongoing tensions between India and Pakistan over Kashmir, the apparent chilling of relations between the United States and China, China's debate with Taiwan over the latter's political status, and North Korea's continuing quarrels with its neighbors. The potential for the eruption of crises that could undermine investor confidence is substantial.

As always, we counsel investors to expect volatility and to take it in stride. In the event of a stock market correction, this Fund may be more volatile than many others due to its large concentration of high-valuation and low-market-capitalization holdings. However, the long-term fundamentals underlying our investments appear to be very sound, and, in our opinion, have the potential for price appreciation for patient, risk-tolerant investors.


Past performance is no guarantee of future results.

See page 11 for a complete listing of the Portfolio of Investments.








------------------------------------------------------------------
                           Top 10 Equity Holdings
                              (% Of Net Assets)
------------------------------------------------------------------
Metromedia Fiber Network                                       2.9
Express Scripts                                                2.5
Med Immune                                                     2.2
Sandisk                                                        2.0
Harmonic Lightwaves                                            1.9
Dollar Tree Stores                                             1.5
IDEC Pharmaceuticals                                           1.5
Network Solutions                                              1.4
Clear Channel Communications                                   1.4
Applied Micro Circuits                                         1.4
------------------------------------------------------------------




------------------------------------------------------------------
                           Top 10 Industries
                           (% of Net Assets)
------------------------------------------------------------------
Telephones                                                    10.3
Electronics-Semiconductors                                     8.3
Internet Services                                              7.0
Biotechnology                                                  6.6
Communication Equipment                                        5.5
Computer Software & Service                                    4.4
Equipment-Semiconductors                                       3.4
Health Care-Specialized Services                               3.2
Retail-Specialty                                               3.1
Broadcasting-Radio & TV                                        3.0
------------------------------------------------------------------


See page 11 for a complete listing of the Portfolio of Investments.








                        Distributions to Shareholders

The following per share information describes the federal tax treatment of distributions made during the fiscal year ended July 31, 1999. These figures are provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Distributions for the calendar year will be reported to you on Form 1099-DIV in January 2000.

                   Ordinary income                  $ .6821*
                   Long term capital gains           3.3096
                                                    -------
                     Total                          $3.9917
                                                    =======

*Includes distribution of short-term capital gains, if any, which are taxable as ordinary income.








Independent Auditors' Report

KPMG



The Shareholders and Board of Directors

USAA AGGRESSIVE GROWTH FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments of the USAA Aggressive Growth Fund, a series of USAA Mutual Fund, Inc., as of July 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and financial highlights, presented in note 8 to the financial statements, for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Aggressive Growth Fund as of July 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                               KPMG LLP

San Antonio, Texas
September 3, 1999








USAA AGGRESSIVE GROWTH FUND
PORTFOLIO OF INVESTMENTS

July 31, 1999

                                                                         Market
  Number                                                                 Value
 of Shares                         Security                              (000)
--------------------------------------------------------------------------------

                              COMMON STOCKS (97.2%)
            Aerospace/Defense (2.5%)
  425,000   AAR Corp.                                                  $   8,952
  200,000   Aviation Sales Co.*                                            7,775
  100,000   HEICO Corp. "A"                                                2,106
  200,000   TriStar Aerospace Co.*                                         1,488
  200,000   Triumph Group, Inc.*                                           5,162
                                                                       ---------
                                                                          25,483
                                                                       ---------
            Air Freight (0.5%)
  130,000   Eagle USA Airfreight, Inc.*                                    4,729
                                                                       ---------
            Airlines (0.7%)
  100,000   Atlantic Coast Airlines, Inc.*                                 2,031
  155,000   Midwest Express Holdings, Inc.*                                5,154
                                                                       ---------
                                                                           7,185
                                                                       ---------
            Auto Parts (0.3%)
  120,000   Copart, Inc.*                                                  2,880
                                                                       ---------
            Banks - Major Regional (0.9%)
  100,000   Bank United Corp. "A"                                          3,850
  157,500   Columbia Banking Systems, Inc.*                                2,294
  130,000   Hamilton Bancorp, Inc.*                                        3,510
                                                                       ---------
                                                                           9,654
                                                                       ---------
            Beverages - Alcoholic (0.8%)
  100,000   Beringer Wine Estates Holdings, Inc. "B"*                      3,825
  100,000   Golden State Vintners, Inc.*                                     613
  100,000   Robert Mondavi Corp. "A"*                                      3,650
                                                                       ---------
                                                                           8,088
                                                                       ---------
            Biotechnology (6.6%)
  120,000   Genzyme Corp.*                                                 6,788
   21,481   Genzyme Surgical Products*                                       113
  150,000   IDEC Pharmaceuticals Corp.*                                   14,869
  100,000   Immunex Corp.*                                                11,287
  121,000   Inhale Therapeutic Systems, Inc.*                              2,980
  280,000   Med Immune, Inc.*                                             22,365
   53,000   SangStat Medical Corp.*                                          987
  300,000   Techne Corp.*                                                  9,000
                                                                       ---------
                                                                          68,389
                                                                       ---------
            Broadcasting - Radio & TV (3.0%)
  210,000   Clear Channel Communications, Inc.*                           14,608
   66,900   Entercom Communications Corp.*                                 2,709
   83,100   Gray Communications Systems, Inc. "B"                          1,262
  118,100   Infinity Broadcasting Corp.*                                   3,255
   67,900   Insight Communications, Inc.*                                  2,029
   45,200   Salem Communications Corp.*                                    1,266
   85,800   Univision Communications, Inc. "A"*                            5,942
                                                                       ---------
                                                                          31,071
                                                                       ---------
            Communication Equipment (5.5%)
  127,800   Advanced Fibre Communications, Inc.*                           2,125
  300,000   Brightpoint, Inc.*                                             1,556
   90,000   CIENA Corp.*                                                   3,038
  161,805   Digital Microwave Corp.*                                       1,921
  108,500   Ditech Communications Corp.*                                   2,333
   32,500   Efficient Networks, Inc.*                                      1,438
   10,300   Gadzoox Networks, Inc.*                                          775
  242,900   Harmonic Lightwaves, Inc.*                                    19,311
   89,500   Inet Technologies, Inc.*                                       2,170
  103,844   JDS Uniphase Corp.*                                            9,385
  200,000   P-Com, Inc.*                                                     909
  228,200   Pairgain Technologies, Inc.*                                   2,154
   18,100   Paradyne Networks, Inc.*                                         803
  143,450   REMEC, Inc.*                                                   1,802
  186,900   Spectrian Corp.*                                               2,161
   81,000   Tekelec, Inc.*                                                   815
  108,300   Terayon Communication Systems, Inc.*                           4,237
                                                                       ---------
                                                                          56,933
                                                                       ---------
            Computer - Hardware (2.8%)
  200,600   Dell Computer Corp.*                                           8,200
  263,600   Sandisk Corp.*                                                20,231
                                                                       ---------
                                                                          28,431
                                                                       ---------
            Computer - Networking (2.2%)
  350,250   3Com Corp.*                                                    8,450
  220,200   Cisco Systems, Inc.*                                          13,680
                                                                       ---------
                                                                          22,130
                                                                       ---------
            Computer Software & Service (4.4%)
   49,800   Accrue Software, Inc.*                                           600
  130,000   CBT Group plc ADR*                                             3,640
  153,800   Digital Island, Inc.*                                          3,153
   90,700   HNC Software, Inc.*                                            3,299
   54,400   Liberate Technologies, Inc.*                                   1,040
  163,200   Macrovision Corp.*                                            11,424
   84,700   Microsoft Corp.*                                               7,268
   31,700   Netiq Corp.*                                                     523
    9,000   Packeteer, Inc.*                                                 266
   37,100   Primus Knowledge Solutions, Inc.*                                893
  206,500   Rational Software Corp.*                                       6,892
   67,700   Scientific Learning Corp.*                                     1,223
   90,400   ShowCase Corp.*                                                  876
  112,800   Softworks, Inc.*                                                 821
   40,500   TenFold Corp.*                                                 1,124
  181,100   US SEARCH.com, Inc.*                                           1,969
                                                                       ---------
                                                                          45,011
                                                                       ---------
            Distributions - Food/Health (0.3%)
  160,000   United Natural Foods, Inc.*                                    3,000
                                                                       ---------
            Drugs (2.2%)
  115,000   Alpharma, Inc. "A"                                             4,269
  120,000   Elan Corp. plc ADR*                                            3,488
  130,000   Jones Pharma, Inc.                                             5,643
   60,000   Roberts Pharmaceutical Corp.*                                  1,646
  100,000   Sepracor, Inc.*                                                7,350
                                                                       ---------
                                                                          22,396
                                                                       ---------
            Electrical Equipment (0.5%)
   75,537   Sanmina Corp.*                                                 4,934
                                                                       ---------
            Electronics - Semiconductors (8.3%)
  149,200   Applied Micro Circuits Corp.*                                 14,025
  201,700   Genesis Microchip, Inc.*                                       4,160
  100,000   Intel Corp.                                                    6,900
  103,500   Lattice Semiconductor Corp.*                                   5,938
   17,900   Maker Communications, Inc.*                                      497
  151,500   MIPS Technologies, Inc.*                                       5,605
  140,400   MMC Networks, Inc.*                                            5,923
  100,700   PLX Technology, Inc.*                                          2,933
   71,200   Rambus, Inc.*                                                  6,341
  110,300   Ravisent Technologies, Inc.*                                   1,668
  292,650   TranSwitch Corp.*                                             12,840
  177,900   Triquint Semiconductor, Inc.*                                  7,383
  179,000   Vitesse Semiconductor Corp.*                                  11,434
                                                                       ---------
                                                                          85,647
                                                                       ---------
            Engineering & Construction (0.3%)
   50,000   Integrated Electrical Services, Inc.*                            844
   60,000   Quanta Services, Inc.*                                         1,864
                                                                       ---------
                                                                           2,708
                                                                       ---------
            Equipment - Semiconductors (3.4%)
  171,600   Brooks Automation, Inc.*                                       4,655
  115,700   Cerprobe Corp.*                                                  788
  192,400   CFM Technologies, Inc.*                                        1,611
  181,100   Cymer, Inc.*                                                   5,739
  150,500   Electroglas, Inc.*                                             2,841
  147,000   Etec Systems, Inc.*                                            5,715
  193,600   MKS Instruments, Inc.*                                         4,126
  111,400   Photronics, Inc.*                                              3,133
  113,700   PRI Automation, Inc.*                                          3,517
  321,179   SpeedFam-IPEC, Inc.*                                           3,162
                                                                       ---------
                                                                          35,287
                                                                       ---------
            Finance - Consumer (0.9%)
   40,000   Metris Companies, Inc.                                         1,572
  193,300   NCO Group, Inc.*                                               7,563
                                                                       ---------
                                                                           9,135
                                                                       ---------
            Finance - Diversified (0.3%)
  120,000   Heller Financial, Inc. "A"                                     3,060
                                                                       ---------
            Foods (1.0%)
  150,000   American Italian Pasta Co. "A"*                                4,294
  100,000   Horizon Organic Holding Corp.*                                 1,237
  165,000   Suiza Foods Corp.*                                             5,156
                                                                       ---------
                                                                          10,687
                                                                       ---------
            Health Care - Diversified (0.7%)
   60,000   Accredo Health, Inc.*                                          1,913
  120,000   ICON plc ADR*                                                  2,640
  100,000   Professional Detailing, Inc.*                                  3,100
                                                                       ---------
                                                                           7,653
                                                                       ---------
            Health Care - HMOs (2.5%)
  375,000   Express Scripts, Inc. "A"*                                    26,109
                                                                       ---------
            Health Care - Specialized Services (3.2%)
  100,000   Advance Paradigm, Inc.*                                        6,813
   50,000   MEDE America Corp.*                                            1,406
  235,000   Omnicare, Inc.                                                 2,526
  330,000   Orthodontic Centers of America, Inc.*                          5,486
  131,200   PAREXEL International Corp.*                                   1,443
  140,000   Pediatrix Medical Group, Inc.*                                 2,756
   40,000   Priority Healthcare Corp. "B"*                                 1,930
  225,000   Renal Care Group, Inc.*                                        5,049
  150,000   Superior Consultant Holdings Corp.*                            4,050
  130,000   Total Renal Care Holdings, Inc.*                               1,089
                                                                       ---------
                                                                          32,548
                                                                       ---------
            Home Furnishings & Appliances (1.0%)
  330,000   Ethan Allen Interiors, Inc.                                   10,477
                                                                       ---------
            Hospitals (0.2%)
  130,000   Province Healthcare Co.*                                       2,194
                                                                       ---------
            Housewares (0.2%)
  100,000   Yankee Candle Company, Inc.*                                   2,250
                                                                       ---------
            Insurance Brokers (0.1%)
   26,400   InsWeb Corp.*                                                    802
                                                                       ---------
            Insurance - Life/Health (0.1%)
   40,200   MONY Group, Inc.                                               1,236
                                                                       ---------
            Internet Services (7.0%)
   84,600   24/7 Media, Inc.*                                              2,644
  110,000   barnesandnoble.com, Inc.*                                      1,987
  106,100   CAIS Internet, Inc.*                                           1,658
   35,000   CareInsite, Inc.*                                              1,509
   25,900   Cheap Tickets, Inc.*                                           1,499
  362,400   Concentric Network Corp.*                                      8,743
   63,000   Digex, Inc.*                                                   1,071
  143,500   Digital River, Inc.*                                           3,265
   85,800   drkoop.com, Inc.*                                              1,909
   50,000   E-LOAN, Inc.*                                                  1,947
  196,800   EDGAR Online, Inc.*                                            1,783
   95,300   Entrust Technologies, Inc.*                                    2,859
   45,200   High Speed Access Corp.*                                       1,568
   45,200   Hoovers, Inc.*                                                   604
  113,800   Interliant, Inc.*                                              2,191
   50,000   iTurf, Inc. "A"*                                                 687
   90,400   JFAX.COM, Inc.*                                                  780
   17,900   Media Metrix, Inc.*                                              687
   81,600   N2H2, Inc.*                                                    1,061
   41,100   National Information Consortium, Inc.*                           673
  237,800   Network Solutions, Inc. "A"*                                  14,803
  196,800   Preview Travel, Inc.*                                          4,600
   15,600   Priceline.com, Inc.*                                           1,178
   48,500   StarMedia Network, Inc.*                                       2,091
  226,200   Student Advantage, Inc.*                                       3,082
   13,600   Talk City, Inc.*                                                 165
  199,400   USWeb Corp.*                                                   4,175
  103,900   Voyager. net, Inc.*                                            1,299
   35,900   Ziff-Davis, Inc.*                                                675
  107,400   ZipLink, Inc.*                                                 1,074
                                                                       ---------
                                                                          72,267
                                                                       ---------
            Investment Banks/Brokerage (0.9%)
   60,800   DLJdirect, Inc.*                                               1,311
  200,000   Knight/Trimark Group, Inc.*                                    8,425
                                                                       ---------
                                                                           9,736
                                                                       ---------
            Lodging/Hotel (0.8%)
  150,000   Four Seasons Hotels, Inc.                                      6,881
  125,000   ResortQuest International, Inc.*                               1,133
                                                                       ---------
                                                                           8,014
                                                                       ---------
            Manufacturing - Specialized (0.1%)
   14,500   Creo Products, Inc.*                                             296
                                                                       ---------
            Medical Products & Supplies (1.2%)
  130,000   Henry Schein, Inc.*                                            2,860
  238,050   Serologicals Corp.*                                            1,800
  250,000   Sybron Corp.*                                                  7,453
                                                                       ---------
                                                                          12,113
                                                                       ---------
            Nursing Care (0.3%)
  125,000   Sunrise Assisted Living, Inc.*                                 3,773
                                                                       ---------
            Oil & Gas - Drilling/Equipment (1.5%)
  100,000   Carbo Ceramics, Inc.                                           2,300
   70,000   Cooper Cameron Corp.*                                          2,537
  200,000   Petroleum Geo-Services ADR*                                    4,000
   75,000   Smith International, Inc.*                                     3,253
  170,000   Varco International, Inc.*                                     1,806
   30,000   Weatherford International, Inc.*                               1,176
                                                                       ---------
                                                                          15,072
                                                                       ---------
            Personal Care (1.2%)
  100,000   Chattem, Inc.*                                                 2,925
  200,000   Estee Lauder Companies, Inc. "A"                               9,512
                                                                       ---------
                                                                          12,437
                                                                       ---------
            Precious Metals & Mining (0.2%)
   75,000   Stillwater Mining Co.*                                         1,697
                                                                       ---------
            Railroads/Shipping (0.3%)
  150,000   MotivePower Industries, Inc.*                                  2,653
                                                                       ---------
            Restaurants (1.6%)
  125,000   Dave & Buster's, Inc.*                                         3,266
  100,000   P. F. Chang's China Bistro, Inc.*                              2,325
  250,000   Papa John's International, Inc.*                              10,734
                                                                       ---------
                                                                          16,325
                                                                       ---------
            Retail - Building Supplies (0.6%)
  110,000   Fastenal Co.                                                   6,504
                                                                       ---------
            Retail - Discounters (1.5%)
  355,000   Dollar Tree Stores, Inc.*                                     15,021
                                                                       ---------
            Retail - Food (0.4%)
  120,000   Wild Oats Markets, Inc.*                                       4,365
                                                                       ---------
            Retail - Specialty (3.1%)
  250,000   99 Cents Only Stores*                                          9,531
  200,000   Cost Plus, Inc.*                                               8,800
  100,000   CSK Auto Corp.*                                                2,538
  130,000   Hibbett Sporting Goods, Inc.*                                  2,632
   53,800   Musicmaker.com, Inc.*                                            699
   31,600   Pantry, Inc.*                                                    490
  100,000   Tuesday Morning Corp.*                                         2,313
  140,000   Williams-Sonoma, Inc.*                                         5,241
                                                                       ---------
                                                                          32,244
                                                                       ---------
            Retail - Specialty Apparel (1.2%)
  260,000   Abercrombie & Fitch Co. "A"*                                  10,790
  150,000   Delia's, Inc.*                                                 1,491
                                                                       ---------
                                                                          12,281
                                                                       ---------
            Services - Commercial & Consumer (1.1%)
  100,000   Barra, Inc.*                                                   2,369
   26,900   Heidrick & Struggles International, Inc.*                        461
  300,000   MSC Industrial Direct Co. "A"*                                 3,300
  320,000   Stewart Enterprises, Inc. "A"                                  3,980
   67,700   Tanning Technology Corp.*                                      1,218
                                                                       ---------
                                                                          11,328
                                                                       ---------
            Services - Computer Systems (0.5%)
  146,600   Flextronics International Ltd.*                                6,579
                                                                       ---------
            Services - Data Processing (1.4%)
   22,600   Allscripts, Inc.*                                                362
  126,100   Checkfree Holdings Corp.*                                      3,728
  230,000   MedQuist, Inc.*                                                9,976
                                                                       ---------
                                                                          14,066
                                                                       ---------
            Services - Facilities & Environment (0.1%)
   12,500   Tetra Tech, Inc.*                                                198
                                                                       ---------
            Telecommunications - Cellular/Wireless (2.0%)
  122,800   Crown Castle International Corp.*                              2,586
  233,500   Microcell Telecommunications, Inc. "B"*                        2,481
  111,500   Pinnacle Holdings, Inc.*                                       2,753
   92,300   Powertel, Inc.*                                                3,392
  114,000   VoiceStream Wireless Corp.*                                    5,144
  114,000   Western Wireless Corp. "A"*                                    3,990
                                                                       ---------
                                                                          20,346
                                                                       ---------
            Telecommunications - Long Distance (2.8%)
  110,400   CapRock Communications Corp.*                                  3,698
   94,000   Global Crossing Ltd.*                                          3,901
  114,500   IDT Corp.*                                                     2,261
  249,200   ITC DeltaCom, Inc.*                                            6,573
   63,600   IXC Communications, Inc.*                                      2,703
   53,000   Level 3 Communications, Inc.*                                  2,809
   45,500   Pacific Gateway Exchange, Inc.*                                1,115
  116,000   Qwest Communications International, Inc.*                      3,422
   77,000   RSL Communications Ltd. "A"*                                   1,319
  105,800   Startec Global Communications Corp.*                           1,362
                                                                       ---------
                                                                          29,163
                                                                       ---------
            Telephones (10.3%)
  142,200   AT & T Canada, Inc. "B"*                                       8,967
   40,600   Convergent Communications, Inc.*                                 650
   54,300   Covad Communications Group, Inc.*                              2,498
  178,700   e.spire Communications, Inc.*                                  1,787
  135,900   Electric Lightwave, Inc. "A"*                                  2,005
   32,200   Focal Communications Corp.*                                      612
  187,200   Global TeleSystems Group, Inc.*                                5,967
  208,700   GST Telecommunications, Inc.*                                  3,130
  151,500   Hyperion Telecommunications, Inc. "A"*                         3,125
   64,200   ICG Communications, Inc.*                                      1,453
   97,000   Intermedia Communications of Florida, Inc.*                    2,674
   92,200   McLeod, Inc.*                                                  2,749
  916,000   Metromedia Fiber Network, Inc. "A"*                           29,426
  135,600   Network Access Solutions Corp.*                                1,856
   90,400   Network Plus Corp.*                                            1,638
   87,700   NEXTLINK Communications, Inc. "A"*                             9,833
  281,900   Northeast Optic Network, Inc.*                                10,201
   56,300   NorthPoint Communications Group, Inc.*                         1,372
   50,000   Rhythms NetConnections, Inc.*                                  2,175
   96,600   Teligent, Inc. "A"*                                            6,967
   48,500   Time Warner Telecom, Inc. "A"*                                 1,510
   98,000   Winstar Communications, Inc.*                                  5,145
                                                                       ---------
                                                                         105,740
                                                                       ---------
            Textiles - Apparel (1.2%)
  110,000   Columbia Sportswear Co.*                                       1,911
   97,600   Cutter & Buck, Inc.*                                           1,641
  240,000   Tommy Hilfiger Corp.*                                          8,865
                                                                       ---------
                                                                          12,417
                                                                       ---------
            Truckers (0.1%)
   60,000   Forward Air Corp.*                                             1,406
                                                                       ---------
            Waste Management (0.4%)
   75,000   U. S. Liquids, Inc.*                                           1,538
  100,000   Waste Connections, Inc.*                                       2,650
                                                                       ---------
                                                                           4,188
            Total common stocks (cost: $589,923)                       1,000,336
                                                                       ---------



  Principal
   Amount
   (000)
--------------
                                SHORT-TERM (2.8%)
            Commercial Paper
 $ 29,383   PHH Corp., 5.20%, 8/02/1999 (cost: $29,374)                   29,374
                                                                      ----------
            Total investments (cost: $619,297)                        $1,029,710
                                                                      ==========





USAA AGGRESSIVE GROWTH FUND
NOTES TO PORTFOLIO OF INVESTMENTS

July 31, 1999


GENERAL NOTES

Market values of securities are determined by procedures and practices discussed in note 1 to the financial statements.

The cost of securities for federal income tax purposes is approximately the same as that reported in the financial statements.

The percentages shown represent the percentage of the investments to net assets. Investments in foreign securities were 5.6% of net assets at July 31, 1999.

ADR - American Depositary Receipts are foreign shares held by a U.S. bank which issues a receipt evidencing ownership. Dividends are paid in U.S. dollars.


SPECIFIC NOTES
* Non-income producing.



See accompanying notes to financial statements.








USAA AGGRESSIVE GROWTH FUND
SSTATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

July 31, 1999


ASSETS
   Investments in securities, at market value (identified
     cost of $619,297)                                              $1,029,710
   Cash                                                                    364
   Receivables:
      Capital shares sold                                                  843
      Dividends                                                             55
      Securities sold                                                    6,511
                                                                    ----------
         Total assets                                                1,037,483
                                                                    ----------

LIABILITIES
   Securities purchased                                                  7,260
   Capital shares redeemed                                                 386
   USAA Investment Management Company                                      329
   USAA Transfer Agency Company                                             86
   Accounts payable and accrued expenses                                   140
                                                                    ----------
         Total liabilities                                               8,201
                                                                    ----------
            Net assets applicable to capital shares outstanding     $1,029,282
                                                                    ==========

REPRESENTED BY:
   Paid-in capital                                                  $  557,764
   Accumulated net realized gain on investments                         61,105
   Net unrealized appreciation of investments                          410,413
                                                                    ----------
            Net assets applicable to capital shares outstanding     $1,029,282
                                                                    ==========
   Capital shares outstanding                                           26,921
                                                                    ==========
   Authorized shares of $.01 par value                                  55,000
                                                                    ==========
   Net asset value, redemption price, and offering price per share  $    38.23
                                                                    ==========


See accompanying notes to financial statements.








USAA AGGRESSIVE GROWTH FUND
STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended July 31, 1999


Net investment loss:
   Income:
      Dividends (net of foreign taxes withheld of $2)                 $    490
      Interest                                                             843
                                                                      --------
         Total income                                                    1,333
                                                                      --------
   Expenses:
      Management fees                                                    3,095
      Transfer agent's fees                                              2,148
      Custodian's fees                                                     165
      Postage                                                              307
      Shareholder reporting fees                                            17
      Directors' fees                                                        4
      Registration fees                                                     52
      Professional fees                                                     36
      Other                                                                  9
                                                                      --------
         Total expenses                                                  5,833
                                                                      --------
            Net investment loss                                         (4,500)
                                                                      --------
Net realized and unrealized gain on investments:
   Net realized gain                                                    65,690
   Change in net unrealized appreciation/depreciation                  248,390
                                                                      --------
            Net realized and unrealized gain                           314,080
                                                                      --------
Increase in net assets resulting from operations                      $309,580
                                                                      ========


See accompanying notes to financial statements.








USAA AGGRESSIVE GROWTH FUND
STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended July 31,


                                                         1999           1998
                                                    --------------------------
From operations:
   Net investment loss                              $   (4,500)     $  (2,882)
   Net realized gain on investments                     65,690        125,534
   Change in net unrealized appreciation/depreciation
      of investments                                   248,390        (95,797)
                                                    --------------------------
      Increase in net assets resulting from
         operations                                    309,580         26,855
                                                    --------------------------
Distributions to shareholders from:
   Net realized gains                                  (91,693)       (54,316)
                                                    --------------------------
From capital share transactions:
   Proceeds from shares sold                           321,840        221,629
   Shares issued for dividends reinvested               90,620         51,253
   Cost of shares redeemed                            (337,515)      (262,955)
                                                    --------------------------
      Increase in net assets from capital share
         transactions                                   74,945          9,927
                                                    --------------------------
Net increase (decrease) in net assets                  292,832        (17,534)
Net assets:
   Beginning of period                                 736,450        753,984
                                                    --------------------------
   End of period                                    $1,029,282      $ 736,450
                                                    ==========================
Change in shares outstanding:
   Shares sold                                          10,648          6,779
   Shares issued for dividends reinvested                4,176          1,690
   Shares redeemed                                     (11,190)        (8,156)
                                                    --------------------------
      Increase in shares outstanding                     3,634            313
                                                    ==========================



See accompanying notes to financial statements.








USAA AGGRESSIVE GROWTH FUND
NOTES TO FINANCIAL STATEMENTS

July 31, 1999


(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
USAA MUTUAL FUND, INC. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, open-end management investment company incorporated under the laws of Maryland consisting of 13 separate funds. The information presented in this annual report pertains only to the USAA Aggressive Growth Fund (the Fund). The Fund's investment objective is appreciation of capital. USAA Investment Management Company (the Manager) seeks to achieve this objective by investing the Fund's assets primarily in equity securities of companies that have the prospect of rapidly growing earnings.

A. Security valuation - The value of each security is determined (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange.

2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

3. Securities purchased with maturities of 60 days or less are stated at amortized cost which approximates market value.

4. Securities which cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by the Manager under the general supervision of the Board of Directors.

B. Federal taxes - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income or excise tax provision is required. As a result of certain permanent differences between book and tax basis accounting, reclassifications have been made on the statement of assets and liabilities to decrease accumulated undistributed net investment loss by $4.5 million, and decrease accumulated net realized gain on investments by $4.5 million.

C. Investments in securities - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized over the life of the respective securities.

D. Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINES OF CREDIT
The Fund participates with other USAA funds in three joint short-term revolving loan agreements totaling $850 million, two with USAA Capital Corporation (CAPCO), an affiliate of the Manager ($250 million committed and $500 million uncommitted), and one with Bank of America ($100 million committed). The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability under both agreements with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreements, does not exceed 25% of the Fund's total assets. The Fund had no borrowings under any of these agreements during the year ended July 31, 1999.

(3) DISTRIBUTIONS
Distributions of net investment income and realized gains from security transactions not offset by capital losses are made in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

(4) INVESTMENT TRANSACTIONS
Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the year ended July 31, 1999, were $282.1 million and $315.6 million, respectively.

Gross unrealized appreciation and depreciation of investments, as of July 31, 1999, was $464.2 million and $53.8 million, respectively.

(5) Transactions with Manager
A. Management fees - USAA Investment Management Company carries out the Fund's investment policies and manages the Fund's portfolio. The Fund's management fees are computed as a percentage of its annual average net assets, which on an annual basis is equal to .50% of the first $200 million, .40% of that portion over $200 million but not over $300 million, and .33% of the portion over $300 million.

B. Transfer agent's fees - USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $26 per shareholder account plus out-of-pocket expenses.

C. Underwriting services - The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best efforts basis. The Manager receives no commissions or fees for this service.

(6) TRANSACTIONS WITH AFFILIATES
Certain directors and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received any compensation from the Fund.

(7) YEAR 2000 (unaudited)
Like other mutual funds, the Fund could be adversely affected if the computer systems used by the Manager and the Fund's other service providers are not able to perform their intended functions effectively after 1999 because of the inability of computer software to distinguish the year 2000 from the year 1900. The Manager has taken steps to address this potential year 2000 problem with respect to the computer systems that it uses and to obtain satisfactory assurances that comparable steps are being taken by the Fund's other major service providers. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact to the Fund from this problem.




(8) FINANCIAL HIGHLIGHTS
Per share operating performance for a share outstanding throughout each period is as follows:


                                                             Year Ended July 31,
                                 --------------------------------------------------------------------------
                                       1999           1998           1997           1996           1995
                                 --------------------------------------------------------------------------
Net asset value at
   beginning of period           $    31.62       $  32.82       $  27.88       $  24.49       $  17.74
Net investment loss                    (.17)(a)       (.12)(a)       (.14)(a)       (.12)(a)       (.05)(a)
Net realized and
   unrealized gain                    10.77           1.26           5.65           5.12           8.35
Distributions of realized
   capital gains                      (3.99)         (2.34)          (.57)         (1.61)         (1.55)
                                 --------------------------------------------------------------------------
Net asset value at
   end of period                 $    38.23       $  31.62       $  32.82       $  27.88       $  24.49
                                 ==========================================================================

Total return (%) *                    43.14           3.91          20.00          21.16          49.98
Net assets at
   end of period(000)            $1,029,282       $736,450       $753,984       $607,437       $363,390
Ratio of expenses to
   average net assets (%)               .72            .71            .74            .74            .86
Ratio of net investment
   loss to average net
   assets (%)                          (.55)          (.38)          (.47)          (.42)          (.28)
Portfolio turnover (%)                35.18          83.32          57.15          43.75         138.32




  * Assumes reinvestment of all dividend income and capital gain distributions during the period.

(a) Calculated using weighted average shares.








DIRECTORS
Robert G. Davis, Chairman of the Board
Michael J. C. Roth, President and Vice Chairman of the Board
John W. Saunders, Jr., Vice President
Barbara B. Dreeben
Howard L. Freeman, Jr.
Robert L. Mason
Richard A. Zucker

INVESTMENT ADVISER, UNDERWRITER AND DISTRIBUTOR
USAA Investment Management Company
9800 Fredericksburg Road
San Antonio, Texas  78288

TRANSFER AGENT
USAA Shareholder Account Services
9800 Fredericksburg Road
San Antonio, Texas  78288

CUSTODIAN
State Street Bank and Trust Company
P. O. Box 1713
Boston, Massachusetts  02105

LEGAL COUNSEL
Goodwin, Procter & Hoar LLP
Exchange Place
Boston, Massachusetts  02109

INDEPENDENT AUDITORS
KPMG LLP
112 East Pecan, Suite 2400
San Antonio, Texas  78205

Telephone Assistance Hours
Call toll free - Central Time
Monday - Friday 7:00 a.m. to 9:00 p.m.
Saturdays 8:30 a.m. to 5:00 p.m.

Internet Access
www.usaa.com

For Additional Information on Mutual Funds
1-800-531-8181, (in San Antonio) 456-7211
For account servicing, exchanges or redemptions
1-800-531-8448, (in San Antonio) 456-7202

Recorded Mutual Fund Price Quotes
24-Hour Service (from any phone)
1-800-531-8066, (in San Antonio) 498-8066

Mutual Fund USAA ToughLine(Registered Trademark)
(from Touchtone phones only)
For account balance, last transaction or fund prices
1-800-531-8777, (in San Antonio) 498-8777